EXHIBIT 10.19

Confidential information in this First Amendment to Amended and Restated Receivables Purchase Agreement has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request

FIRST AMENDMENT
TO
AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT
THIS FIRST AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (the “Amendment”), dated as of September 25, 2013, is entered into among Swift Receivables Company II, LLC (the “Seller”), Swift Transportation Services, LLC (the “Servicer”), the Conduit Purchasers party hereto, the Related Committed Purchasers party hereto, the Purchaser Agents party hereto, the LC Participants party hereto and PNC Bank, National Association, as LC Bank and as administrator (the “Administrator”). All capitalized terms used herein and not defined herein shall have the meanings set forth in the hereinafter defined Purchase Agreement.
WITNESSETH:
Whereas, the Seller, Servicer, the Conduit Purchasers from time to time party thereto, the Related Committed Purchasers from time to time party thereto, the Purchaser Agents from time to time party thereto, the LC Participants from time to time party thereto and the Administrator have heretofore executed and delivered an Amended and Restated Receivables Purchase Agreement dated as of June 14, 2013 (as amended, supplemented or otherwise modified through the date hereof, the “Purchase Agreement”); and
Whereas, the parties hereto desire to amend the Purchase Agreement as provided herein;
NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree that the Purchase Agreement shall be and is hereby amended as follows:
Section 1.    The Purchase Agreement is hereby amended as follows:
1.1.    Section 1.14 is hereby amended and restated in its entirety and as so amended shall read as follows:
Section 1.14    Requirements For Issuance of Letters of Credit. The Seller (i) shall authorize and direct the LC Bank to name the Seller, any Originator or any Affiliate of an Originator as the “Applicant” or “Account Party” of each Letter of Credit, and (ii) if an Originator or Affiliate is named as the “Applicant” (an “Applicant”), (A) shall have received an executed reimbursement agreement from such Applicant pursuant to which such Applicant shall have agreed to reimburse Seller for any drawing on such Letter of Credit on the applicable Drawing Date, and (B) in connection with such reimbursement agreement, shall have received a fronting fee for arranging such Letter of Credit in an

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amount not less than 0.10% of the face amount of such Letter of Credit.
1.2.    The definitions “Credit and Collection Policy”, “LIBOR Market Index Rate” and “Purchaser Group” appearing in Exhibit I of the Purchase Agreement are hereby amended and restated in their respective entireties and as so amended shall read as follows:
“Credit and Collection Policy” means, as the context may require, those receivables credit and collection policies and practices of each Originator and of Swift in effect on the date of this Agreement and described in Schedule I to this Agreement, as modified in compliance with this Agreement; provided, however, that from the First Amendment Effective Date to and including January 15, 2014 and solely with respect to Receivables originated by Central, the term Credit and Collection Policy shall mean the Central Credit and Collection Policy.
“LIBOR Market Index Rate” means, for any day, the one-month Eurodollar Rate for U.S. dollar deposits as reported on the Reuters Screen LIBOR01 Page or any other page that may replace such page from time to time for the purpose of displaying offered rates of leading banks for London interbank deposits in United States dollars, as of 11:00 a.m. (London time) on such date, or if such day is not a Business Day, then the immediately preceding Business Day (or if not so reported, then as determined by the Administrator from another recognized source for interbank quotation), in each case, changing when and as such rate changes.
“Purchaser Group” means, (a) for any Conduit Purchaser, such Conduit Purchaser, its Related Committed Purchaser, its related Purchaser Agent, its related LC Participants and any other related Conduit Purchasers with the same Related Committed Purchaser as such Conduit Purchaser, (b) with respect to the Wells Fargo Purchaser Group, Wells’ roles as Related Committed Purchaser, Purchaser Agent and LC Participant, or (c) with respect to the PNC Bank Purchaser Group, PNC’s roles as Related Committed Purchaser, Purchaser Agent and LC Bank.
1.3.    Exhibit I of the Purchase Agreement is hereby further amended by inserting the following new defined terms in the appropriate alphabetical sequence:
“Central” means Central Refrigerated Service, Inc., a Nebraska corporation.

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“Central Credit and Collection Policy” means those receivables credit and collection policies and procedures that represent the current policies and procedures of Central as of the First Amendment Effective Date with respect to the collection of receivables and extensions of credit to Obligors on Receivables that are originated by Central.
“First Amendment Effective Date” means September 25, 2013.
1.4.    Exhibit IV, Section 1(m) of the Purchase Agreement is hereby amended and restated in its entirety and as so amended shall read as follows:
(m)    Restricted Payments. (i) Except pursuant to clause (ii) and (iii) below, the Seller will not: (A) purchase or redeem any shares of its membership interests, (B) declare or pay any dividend or set aside any funds for any such purpose, (C) other than Company Notes, prepay, purchase or redeem any Debt, (D) other than in connection with the issuance of Letters of Credit as contemplated in Section 1.12 hereof and draws under, and reimbursements of, such Letters of Credit, lend or advance any funds or (E) other than Company Notes, repay any loans or advances to, for or from any of its Affiliates (the amounts described in clauses (A) through (E) being referred to as “Restricted Payments”).
1.5.    Schedule II to the Purchase Agreement is hereby amended and restated in its entirety and as so amended shall read as set forth on Schedule II attached hereto and made a part hereof.
Section 2.    This Amendment shall become effective on the date that each of the following shall have been satisfied:
(a)    the Administrator shall have received counterparts hereof executed by the Seller, the Servicer, each Purchaser and the Administrator;
(b)    the Parent shall have executed and delivered to the Administrator an acknowledgment and consent;
(c)    the Administrator shall have received a duly executed copy of the Second Amended and Restated Fee Letter;
(d)    the Administrator shall have received copies of: (i) the resolutions of the board of directors or board of managers of the Seller authorizing the execution, delivery and performance by the Seller, such Originator and the Servicer, as the case may be, of this Amendment and the other Transaction Documents to which it is a party; (ii) all

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documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment and the other Transaction Documents; and (iii) the organizational documents of the Seller certified by the Secretary or Assistant Secretary of the Seller and, in the case of good standing certificates and certificate of formation or similar documents, the applicable secretary of state;
(e)    the Administrator shall have received the duly executed Joinder Agreement of Central Refrigerated Service, Inc., a Nebraska corporation (the “New Originator”) to the Sale Agreement together with:
(i)    a copy of the New Originator’s Credit and Collection Policy;
(ii)     a certificate of the Secretary or Assistant Secretary of the New Originator certifying (A) the resolutions of the board of directors or board of managers of the New Originator authorizing the execution, delivery and performance by the New Originator of the Sale Agreement and the other Transaction Documents to which it is a party; (B) the names and true signatures of the officers authorized on the New Originator’s behalf to sign the Transaction Documents to be executed and delivered by it; and (C) the organizational documents of the New Originator;
(iii)    Good standing certificates, certificates of qualification, certificate of formation or similar documents, certified by the Secretary of State of Nebraska and each jurisdiction where the New Originator conducts a substantial amount of business;
(iii)    UCC, tax and judgment lien searches against the New Originator;
(iv)    UCC financing statements naming the New Originator as seller/debtor, Seller as buyer/assignor and Administrator as secured party/total assignee; and
(v)    all consents from and authorizations by any Persons and all waivers and amendments to existing credit facilities necessary in connection with the Sale Agreement;
(f)    the Administrator shall have received favorable opinions of legal counsel to the Seller and New Originator regarding corporate matters, enforceability, perfection, nonconsolidation and true sale, each in form and substance reasonably satisfactory to the Administrator;
(g)    the Administrator shall have received the duly executed Lock-Box Agreements or account addition letters to Lock-Box Agreements with respect to the Lock-Boxes to the extent not previously received and executed;

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(h)    the Administrator shall have received such other agreements, instruments, documents, certificates, and opinions as the Administrator may reasonably request.
Section 3.    To induce the Administrator and the Purchasers to enter into this Amendment, the Seller and Servicer represent and warrant to the Administrator and the Purchasers that: (a) the representations and warranties contained in the Transaction Documents, are true and correct in all material respects as of the date hereof with the same effect as though made on the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); (b) no Termination Event or Unmatured Termination Event exists; (c) this Amendment has been duly authorized by all necessary corporate proceedings and duly executed and delivered by each of the Seller and the Servicer, and the Purchase Agreement, as amended by this Amendment, and each of the other Transaction Documents are the legal, valid and binding obligations of the Seller and the Servicer, enforceable against the Seller and the Servicer in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity; and (d) no consent, approval, authorization, order, registration or qualification with any governmental authority is required for, and in the absence of which would adversely effect, the legal and valid execution and delivery or performance by the Seller or the Servicer of this Amendment or the performance by the Seller or the Servicer of the Purchase Agreement, as amended by this Amendment, or any other Transaction Document to which they are a party.
Section 4.    This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.
Section 5.    Except as specifically provided above, the Purchase Agreement and the other Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution, delivery, and effectiveness of this Amendment shall not operate as a waiver of any right, power, or remedy of any Administrator or any Purchaser under the Purchase Agreement or any of the other Transaction Documents, nor constitute a waiver or modification of any provision of any of the other Transaction Documents. All defined terms used herein and not defined herein shall have the same meaning herein as in the Purchase Agreement. The Seller agrees to pay on demand all costs and expenses (including reasonable fees and expenses of counsel) of or incurred by the Administrator and each Purchaser Administrator in connection with the negotiation, preparation, execution and delivery of this Amendment.
Section 6.    This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of New York.

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In Witness Whereof, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.
Swift Receivables Company II, LLC, as Seller

By:	/s/ Virginia Henkels
Name: Virginia Henkels
Title: Treasurer
Swift Transportation Services, LLC, as Servicer

By:	/s/ Virginia Henkels
Name: Virginia Henkels
Title: Treasurer
PNC Bank, National Association, as Purchaser Agent for the PNC Bank Purchaser Group

By:	/s/ Robyn A. Reeher
Name: Robyn A. Reeher
Title: Vice President
PNC Bank, National Association,
as a Related Committed Purchaser

By:	/s/ Robyn A. Reeher
Name: Robyn A. Reeher
Title: Vice President

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PNC Bank, National Association, as the LC Bank

By:	/s/ Robyn A. Reeher
Name: Robyn A. Reeher
Title: Vice President

Wells Fargo Bank, National Association, as Purchaser Agent for the Wells Fargo Purchaser Group

By:	/s/ Elizabeth R. Wagner
Name: Elizabeth R. Wagner
Title: Vice President

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Wells Fargo Bank, National Association, as a Related Committed Purchaser

By:	/s/ Elizabeth R. Wagner
Name: Elizabeth R. Wagner
Title: Vice President

Wells Fargo Bank, National Association, as a LC Participant

By:	/s/ Elizabeth R. Wagner
Name: Elizabeth R. Wagner
Title: Vice President

PNC Bank, National Association, as Administrator

By:	/s/ Robyn A. Reeher
Name: Robyn A. Reeher
Title: Vice President

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CITIBANK, N.A., as Purchaser Agent for the Citibank Purchaser Group

By:	/s/ Steffen Lunde
Name: Steffen Lunde
Title: Vice President

CITIBANK, N.A., as a Related Committed Purchaser and as a LC Participant

By:	/s/ Steffen Lunde
Name: Steffen Lunde
Title: Vice President

CAFCO, LLC, as Conduit Purchaser

By: Citibank, N.A., as Attorney-in-fact

By:	/s/ Steffen Lunde
Name: Steffen Lunde
Title: Vice President

CHARTA, LLC, as Conduit Purchaser

By: Citibank, N.A., as Attorney-in-fact

By:	/s/ Steffen Lunde
Name: Steffen Lunde
Title: Vice President

CIESCO, LLC, as Conduit Purchaser

By: Citibank, N.A., as Attorney-in-fact

By:	/s/ Steffen Lunde
Name: Steffen Lunde
Title: Vice President

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CRC FUNDING, LLC, as Conduit Purchaser

By: Citibank, N.A., as Attorney-in-fact

By:	/s/ Steffen Lunde
Name: Steffen Lunde
Title: Vice President

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SCHEDULE II
LOCK-BOX BANKS AND LOCK-BOX ACCOUNTS

BANK	LOCK-BOX ADDRESS AND NO.	BANK ACCOUNT NO.
PNC Bank, National Association	[*]	[*]
PNC Bank, National Association	[*]	[*]
PNC Bank, National Association	[*]	[*]
PNC Bank, National Association	[*]	[*]

* Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.